As filed with the Securities and Exchange Commission on September 12, 2005
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
September 8, 2005

BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
1-6523
(Commission File Number)
56-0906609
(IRS Employer Identification No.)
100 North Tryon Street
Charlotte, North Carolina
(Address of principal executive offices)
28255
(Zip Code)
704.386.5681
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act.
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 5.02 DEPARTURE OF PRINCIPAL OFFICER; APPOINTMENT OF PRINCIPAL OFFICER.
On September 8, 2005, Bank of America Corporation (the Registrant) announced that Marc D. Oken is retiring from his position as Chief Financial Officer of the Registrant, effective immediately. Mr. Oken will remain as an employee of the Registrant through the first quarter 2006.
The Registrant also announced that Alvaro G. de Molina, age 48, was appointed as Chief Financial Officer, effective immediately. Mr. de Molina was most recently the Chief Executive Officer, Banc of America Securities since July 2005. From April 2004 to July 2005, he served as President, Global Capital Markets and Investment Banking. Prior to that time, he served as Treasurer of the Registrant from 2000 to April 2004.
A copy of the related press release is attached as Exhibit 99.1 hereto.

ITEM 9.01. EXHIBITS.
     (d)      Exhibits.

Exhibit No.

99.1	Press Release dated September 8, 2005.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

	By:	/s/ Teresa M. Brenner

Teresa M. Brenner Associate General Counsel

September 12, 2005

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated September 8, 2005.